(SAMPLE-STATE OF WISCONSIN)


      MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


THE STATE OF WISCONSIN

COUNTY OF WAUKESHA



THIS IS NON-HOMESTEAD PROPERTY

                                                           Parcel
No.__________________________


      This instrument ("Mortgage") is a mortgage from AMERICAN INDUSTRIAL PROPERTIES REIT, a real estate investment trust duly organized under the laws of the State of Texas, whose address for purposes hereof is 6220 North Beltline, Suite 205, Irving, Texas 75063 (called the "Mortgagor", "Debtor" and "Assignor") to Paul Gallagher, Trustee (called the "Trustee"), whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5, for the use and benefit of MANUFACTURERS LIFE INSURANCE COMPANY, a corporation duly organized under the laws of Canada, whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5 and MANUFACTURERS LIFE INSURANCE COMPANY, U.S.A., a corporation organized under the laws of the State of Michigan, whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5, MANUFACTURERS LIFE INSURANCE COMPANY and MANUFACTURERS LIFE INSURANCE COMPANY, U.S.A. are collectively referred to herein as the "Mortgagee", "Secured Party", and "Assignee". This instrument is also an assignment of rents and leases from Assignor to Assignee, and a security agreement between Debtor and Secured Party.


                      W I T N E S S E T H:

                           ARTICLE 1
            IDENTIFICATION OF THE MORTGAGED PROPERTY
                AND ITS CONVEYANCE TO MORTGAGEE

       Section 1.1 Mortgagor's Mortgage of the Mortgaged Property to Secure the Debt. To secure payment of principal, lawful interest and other elements of the Debt described and defined in Article 2, and in consideration of Ten Dollars ($10.00) and other valuable consideration paid before delivery of this Mortgage by Mortgagee to Mortgagor, who hereby acknowledges its receipt and that it is reasonably equivalent value for this Mortgage and all other security and rights given by Mortgagor, Mortgagor hereby Mortgages, Warrants, Grants, Sells, Conveys, Transfers, Assigns, Sets Over, Confirms and Delivers unto the Mortgagee, the following property (collectively, the "Mortgaged Property"):

           (a) Real Property. All of the real estate and premises described or referred to on Exhibit A, together with (i) all of Mortgagor's estate, right, title and interest in and to all easements and rights-of-way for utilities, ingress or egress to or from said property and (ii) all interests of Mortgagor in and to all streets, rights-of-way, alleys or strips of land adjoining said property (collectively, the "Real Property").


           (b) Buildings and Improvements. All existing and all future buildings on the Real Property and other improvements to it, all of which Mortgagor and Mortgagee hereby irrevocably declare to be real estate and part of the Real Property, including all water, sewage and drainage facilities, wells, treatment plants, supply, collection and distribution systems, paving, landscaping and other improvements (collectively, the "Improvements").

           (c) Fixtures, Equipment and Supplies. All fixtures, equipment and supplies (the "Fixtures and Equipment") now or hereafter owned by Mortgagor and attached to, used, intended or acquired for use for, or in connection with, the construction, maintenance, operation or repair of the Real Property or
Improvements,  or  for  the  present  or  future  replacement  or replenishment of used portions of it, and all related parts, filters and supplies, including but not limited to, all heating, lighting, cooling, ventilating, air conditioning, environment control, refrigeration, plumbing, incinerating, water-heating, cooking, computing, monitoring, measuring, controlling, distributing and other equipment and fixtures, and all renewals and replacements of them, all substitutions for them and all additions and accessions to them, all of which Mortgagor and Mortgagee hereby also irrevocably declare to be real estate and part of the Real Property.

           (d) Leases. All Leases (as such term is defined in Section 9.1 below).

           (e) Utilities. All Mortgagor's right, title and interest in and to all wastewater, fresh water and other utilities capacity and facilities (the "Utilities Capacity") available or allocable to the Real Property and Improvements or dedicated to or reserved for them pursuant to any system, program, contract or other arrangement with any public or private utility, and all related or incidental licenses, rights and interests, whether considered to be real, personal or mixed property, including the right and authority to transfer or relinquish any or all such rights and the right to any credit, refund, reimbursement or rebate for utilities facilities construction or installation or for any reservation fee, standby fee or capital recovery charge promised, provided or paid for by Mortgagor, to the full extent now allocated or allocable to the Real Property or Improvements, plus all additional Utilities Capacity, if any, not dedicated or reserved to the Real Property or Improvements but which is now or hereafter owned or controlled by Mortgagor, to the full extent that such additional Utilities Capacity is necessary to allow development, marketing and use of the Real Property or Improvements for their highest and best use.

           (f)   After-acquired Property.  All  right, title  and
interest  acquired  by  Mortgagor in or  to  the  Real  Property,
Improvements,  Fixtures  and  Equipment,  Leases  and   Utilities
Capacity after execution of this Mortgage.

            (g) Appurtenances. Any and all rights and appurtenances (the "Appurtenances") owned by Mortgagor and incident or appertaining to the Real Property, Improvements, Fixtures and Equipment, Leases or Utilities Capacity or any part of them.

           (h) Oil and Gas. All Mortgagor's right, title and interest in and to all existing and future minerals, oil, gas and other hydrocarbon substances in, upon, under or through the Real
Property.

          (i) Reversions and Remainders. Any and all rights and estates of Mortgagor in reversion or remainder to the Real
Property, Improvements, Fixtures and Equipment, Leases, Utilities
Capacity or Appurtenances or any part of them.

           (j) Contractual Rights. All Mortgagor's right, title and interest in and to all contracts (including contracts for the sale or exchange of all or any portion of the Real Property or the Improvements), franchises, licenses and permits whether executed, granted or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to or connected with the development or sale of the Real Property or the Improvements, whether now or at any time hereafter existing, and all amendments and supplements thereto and renewals and extensions thereof at any time made, and all rebates, refunds, escrow accounts and funds, or deposits and all other sums due or to become due under and pursuant thereto and all powers, privileges, options and Mortgagor's other benefits thereunder.

           (k) Other Estates and Interests. All other estates, easements, interests, licenses, rights, titles, powers or privileges of every kind and character which Mortgagor now has, or at any time hereafter acquires, in and to any of the foregoing, including the proceeds from condemnation, or threatened condemnation, and the proceeds of any and all insur ance covering any part of the foregoing; and all related parts, accessions and accessories to any of the foregoing and all replacements or substitutions therefor, as well as all other Improvements, Fixtures and Equipment, Leases, Utilities Capacity and Appurtenances now or hereafter placed thereon or accruing thereto.

      Section 1.2 Habendum and Title Warranty. Mortgagor represents that Mortgagor is the lawful owner of the Mortgaged Property with good title and has the right and authority to mortgage and convey the Mortgaged Property, and that the Mortgaged Property is free and clear of all liens, claims and encumbrances (except only those expressly referred to or described in Exhibit B) (collectively the "Permitted Encumbrances"). Mortgagor hereby binds Mortgagor and Mortgagor's successors and assigns to forever WARRANT and DEFEND the Mortgaged Property and every part of it unto the Mortgagee, its successors and assigns, against the claims and demands of every person whomsoever lawfully claiming or to claim it or any part of it (such warranty to supersede any provision contained in this Mortgage limiting the liability of Mortgagor) by, through and under Mortgagor, but not otherwise; subject, however, to the Permitted Encumbrances.


                           ARTICLE 2
                        THE DEBT SECURED

      Section  2.1     Mortgage to Secure Designated Obligations.
This Mortgage secures all of the following present and future debt and obligations:

            (a)   Notes.   All   indebtedness  now  or  hereafter
evidenced and to be evidenced by (i) a promissory note dated November 27, 1992 in the face amount of Twenty-Three Million Two Hundred Sixty-One Thousand Three Hundred Seventeen and 66/100
Dollars ($23,261,317.66), executed by Trammell Crow Real Estate Investors (now known as American Industrial Properties REIT),
(ii) a promissory note dated November 27, 1992 in the face amount of Nineteen Million One Hundred Forty-Three Thousand Six Hundred Forty-Six and 92/100 Dollars ($19,143,646.92), bearing interest at the rate or rates therein stated, executed by Trammell Crow Real Estate Investors (now known as American Industrial Properties REIT) and (iii) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of such notes (collectively, the "Notes").

           (b) Settlement Agreement and Related Agreements. All obligations and indebtedness of Mortgagor, Patapsco #1 Limited Partnership and Patapsco #2 Limited Partnership to Mortgagee which are evidenced by or created or incurred under (i) an agreement titled Settlement Agreement dated as of May 22, 1996, entered into by and between Mortgagee, Mortgagor, Patapsco #1 Limited Partnership and Patapsco #2 Limited Partnership (the "Settlement Agreement"). Mortgagor, Patapsco #1 Limited Partnership and Patapsco #2 Limited Partnership are hereinafter collectively referred to as "Obligor", (ii) all agreements provided for in the Settlement Agreement, including any mortgages, deeds of trust, security agreements and pledge agreements, and (iii) the Release Agreement, dated as of May 22, 1996, executed by and between Mortgagor and Mortgagee and provided for in the Settlement Agreement.

            (c)    Other   Specified  Obligations.    All   other
obligations, if any, described or referred to in any other place in this Mortgage.

           (d) Advances and Other Obligations Pursuant to this Mortgage's Provisions. Any and all sums and the interest which accrues on them as provided in this Mortgage which Mortgagee may advance or which Mortgagor may owe Mortgagee pursuant to this Mortgage on account of Mortgagor's failure to keep, observe or perform any of Mortgagor's covenants under this Mortgage.

           (e) Obligations under Credit Documents. All present and future debts and obligations under or pursuant to (1) any instruments, including but not limited to any agreement executed by Mortgagor or any Obligor pursuant to the Settlement Agreement ("Credit Documents") now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Notes, and/or the Settlement Agreement, and (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

          (f) All Other Debt. All other present and future debt or other obligations of any Obligor now or hereafter held or owned by Mortgagee, whether direct or indirect, primary or secondary, fixed or contingent, several, joint or joint and several, and regardless of how incurred, evidenced, guaranteed or otherwise secured, which absolutely or contingently creates any financial obligation.

      Section 2.2 Debt Defined. The term "Debt" means and includes the Notes and all other debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against any Obligor or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Mortgagee in enforcing any of the Credit Documents. All liens, assignments and security interests created, represented or continued by this Mortgage, both present and future, shall be first, prior and superior to any lien, assignment, security interest, charge, reservation of title or other interest heretofore, concurrently or subsequently suffered or granted by Mortgagor or Mortgagor's successors or assigns, except only statutory super priority liens for nondelinquent taxes and those other liens (if any) expressly identified and stated in this Mortgage to be senior.


                           ARTICLE 3
                       SECURITY AGREEMENT

     Section 3.1 Grant of Security Interest. Without limiting any of the provisions of this Mortgage, Mortgagor, as Debtor, and referred to in this Article as "Debtor" (whether one or more) hereby grants to Mortgagee, as Secured Party, and referred to in this Article as "Secured Party" (whether one or more), a security interest in all of Debtor's remedies, powers, privileges, rights, titles and interests (including all of Debtor's power, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to (i) the Mortgaged Property (including both that now and that hereafter existing) to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code of the state or states where the Mortgaged Property is situated (the "UCC"), (ii) all equipment, accounts, general intangibles, fixtures, inventory, chattel paper, notes, documents and other personal property owned by Debtor and used, intended or acquired for use, on, or in connection with the use or operation of, the Mortgaged Property, or otherwise related to the Mortgaged Property, and all products and proceeds of it, including all security deposits under Leases now or at any time hereafter held by or for Debtor's benefit, all monetary deposits which Debtor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, all funds, accounts, instruments, accounts receivable, documents, trademarks, trade names and symbols used in connection therewith, and notes or chattel paper arising from or by virtue of any transactions related to the Mortgaged Property, all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Mortgaged Property, and all guaranties and warranties obtained with respect to all improvements, equipment, furniture, furnishings, personal property and components of any thereof located on or installed at the Mortgaged Property and (iii) the following described property:

          (a) Contracts. All contracts now or hereafter entered into by and between Debtor and any general contractor or between Debtor and any other party (other than any commitment or agreement by any lender or investor to finance or invest in Debtor or any of the Mortgaged Property), as well as all right, title and interest of Debtor under any subcontracts, providing for the construction (original, restorative or otherwise) of any improvements to or on any of the Mortgaged Property or the furnishing of any materials, supplies, equipment or labor in connection with any such construction;

           (b) Plans. All of the plans, specifications and drawings (including plot plans, foundation plans, floor plans, elevations, framing plans, cross-sections of walls, mechanical plans, electrical plans and architectural and engineering plans and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect, engineer or other design professional and owned by and in the possession of Debtor, in respect of any of the Mortgaged Property;

            (c) Design, Agreements. All agreements now or hereafter entered into by Debtor with any person or entity in respect of architectural, engineering, design, management, development or consulting services rendered or to be rendered in respect of planning, design, inspection or supervision of the construction, management or development of any of the Mortgaged Property; and

           (d) Bonds. Any completion bond, performance bond and labor and material payment bond and any other bond relating to the Mortgaged Property or to any contract providing for construction of improvements to any of the Mortgaged Property, together with all substitutions for and proceeds of any of the foregoing received upon the rental, sale, exchange, transfer, collection or other disposition or substitution of it and together with all general intangibles related to any of the foregoing Property now owned by Debtor or existing or hereafter acquired, created or arising. All the property described or referred to in this Section is collectively referred to as the "Collateral". The Mortgaged Property and the Collateral are collectively referred to as the "Property". In the event of any express inconsistency between the provisions of this Section and
Article 9 regarding any Lease, the provisions of Article 9, to the extent valid, enforceable and in effect, shall govern and control.

      Section 3.2 Debtor's Covenants Concerning Personalty Subject to the UCC. Debtor covenants and agrees with Secured Party that in addition to and cumulative of any other remedies granted in this Mortgage to Secured Party, upon or at any time after the occurrence of an Event of Default (defined in
Article 6):

            (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Secured Party may take possession of Debtor's premises to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All reasonable and actual costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate (as defined in Article 7 below), all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this Section, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the gross negligence or willful misconduct of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

           (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Mortgagor, to the extent applicable, shall remain liable for any deficiency.

           (c) Secured Party shall have all the rights of a secured party after default under the UCC and in conjunction with, in addition to or in substitution for those rights and remedies:

           (i) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

           (ii) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

           (iii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable and actual expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable and actual attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

           (iv) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Mortgage and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (v) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

           (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any Event of Default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

           (vii) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

            (viii) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of Debt it may hold as security for the secured indebtedness. All demands and presentments of any kind or nature are expressly WAIVED by Debtor. Debtor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

     Section 3.3 UCC Rights are not Exclusive. Should Secured Party elect to exercise its rights under the UCC as to part of the personal property or fixtures described in this Mortgage, such election shall not preclude Secured Party from exercising any or all of the rights and remedies granted by the other Articles of this Mortgage as to the remaining personal property or fixtures.

      Section 3.4 Mortgage is Also Financing Statement. This Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Mortgaged Property and Collateral which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Mortgagor hereby grants Mortgagee a security interest in said items. This Mortgage shall also be deemed to be a fixture financing statement within the meaning of Wis. Stat. Section 409.402. For such purposes the following information is set forth:

(a)  Name and Address    American Industrial Properties REIT
          of Debtor:     6220 North Beltline, Suite 205
                         Irving, Texas  75063

(b)  Name and Address    Manufacturers Life Insurance Company &
     of Secured Party:   Manufacturers Life Insurance
                         Company, U.S.A.
                         200 Bloor Street East
                         Toronto, Ontario M4W 1E5

(c)  Description of the  Any fixtures described or referred
     types (or items)    to herein and included as the
     of property         Property.
     covered by this
     Financing Statement:

(d)  Description of real        See Exhibit A.
     estate to which
     collateral is
     attached or upon
     which it is located:

      (e) Some of the above-described collateral are or are to become fixtures upon which the real estate described in Exhibit A, the record owner of which is Borrower, and this Financing Statement is to be filed for record in the real estate records.


     (f)  Products of the foregoing collateral are also covered.

Mortgagor agrees that Mortgagee may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Mortgaged Property. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement.

       Section 3.5 No other Financing Statements on the Collateral. So long as any amount remains unpaid on the Debt, Debtor will not execute and there will not be filed in any public office any financing statements affecting the Collateral other than financing statements in favor of Secured Party under this Mortgage, unless prior written specific consent and approval of Secured Party shall have been first obtained.

       Section 3.6 Secured Party May File Financing and Continuation Statements. Secured Party is authorized to file this Mortgage, a financing statement or statements and one or more continuation statements in any jurisdiction where Secured Party deems it necessary, and at Secured Party's request, Debtor will join Secured Party in executing one or more financing statements, continuation statements or both pursuant to the UCC, in form satisfactory to Secured Party, and will pay the costs of filing or recording them, in all public offices at any time and from time to time whenever filing or recording of this Mortgage, any financing statement or any continuation statement is deemed by Secured Party or its counsel to be necessary or desirable.

      Section 3.7 Fixtures. Certain of the Collateral is or will become "fixtures" (as that term is defined in the UCC) on the Real Property, and when this Mortgage is filed for record in the real estate records of the county where such fixtures are situated, it shall also automatically operate as a financing statement upon such of the Collateral which is or may become fixtures.

      Section 3.8 Assignment of Non-UCC Personal Property. To the extent that any of the Collateral is not subject to the UCC of the state or states where it is situated, Debtor hereby assigns to Secured Party all of Debtor's right, title and interest in the Collateral to secure the Debt. Release of the lien of this Mortgage shall automatically terminate this assignment.

      Section 3.9 Debtor's Warranties Concerning Collateral. Debtor warrants and represents to Secured Party that Debtor is the legal and equitable owner and holder of the Collateral free of any adverse claim and free of any security interest or encumbrance, except only for the security interest granted hereby in the Collateral and those other security interests (if any) expressly referred to or described in this Mortgage (such warranty to supersede any provision contained in this Mortgage limiting the liability of Mortgagor). Debtor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor also warrants and represents that Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

      Section 3.10 Standard of Care. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to take any action not so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of any such Collateral.

      Section 3.11 Change Terms, Release Collateral. Secured Party may extend the time of payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to Debtor or discharging or otherwise affecting any liability of Debtor. Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.


                           ARTICLE 4
                     MORTGAGOR'S COVENANTS

      Section 4.1 Covenants for the Benefit of Mortgagee. To better secure the Debt, Mortgagor covenants and agrees with the Mortgagee and its successors and assigns for the use and benefit of Mortgagee and with the intent that the Mortgagee may enforce these covenants, that:

           (a) Liens, etc. and Remedies Cumulative. No lien, assignment, security interest, guaranty, right or remedy in favor of Mortgagee granted in, secured by or ancillary to this Mortgage shall be considered as exclusive, but each shall be cumulative of all others which Mortgagee may now or hereafter have.

           (b) Mortgagor Waives Marshaling of Assets and Sale in Inverse Order of Alienation Rights. Mortgagor hereby irrevocably WAIVES all rights of marshaling of assets or sale in inverse order of alienation in the event of foreclosure of this or any other security.

           (c) Mortgagor Will Correct Title Defects. If at any future time any material and adverse defect should be found to exist in the title to any of the Property, Mortgagor agrees to promptly commence and thereafter diligently proceed to cure the defect and defend the title. If any lien or encumbrance junior, equal or superior in rank or priority to the lien of this Mortgage should be discovered or arise at any time in the future then, unless Mortgagee is the only holder of it, or Mortgagee has given specific prior written consent to it, Mortgagor agrees to promptly discharge, remove, bond around or insure around it from the Mortgaged Property. Mortgagor will notify Mortgagee in writing within five (5) days of the time that Mortgagor becomes aware of the filing of any mortgage, lien, security interest, financing statement or other security device whatsoever against the Property.

           (d) Insurance Requirements. At all times before the final termination of this Mortgage, Mortgagor agrees to provide, maintain and keep in force the insurance coverages relating to the Property substantially similar to those maintained by Mortgagor as of the date of execution of this Mortgage, including but not limited to liability coverage of at least $2,000,000. Mortgagor agrees to have each such policy modified within thirty
(30) days of the date of this Agreement to (i) name Mortgagee as additional insured, and (ii) expressly prohibit cancellation or modification of insurance without the insurer agreeing to endeavor to give thirty (30) days' written notice to Mortgagee. Mortgagor agrees to furnish due proof of payment of the premiums for all such insurance to Mortgagee promptly after each such payment is made and in any case at least fifteen (15) days before payment becomes delinquent.

           (e) Mortgagee's Rights to Collect Insurance Proceeds. Mortgagor hereby assigns to Mortgagee the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Property, or any risk to or about the Property. Mortgagee shall fully cooperate with and assist Mortgagor with respect to the filing of insurance claims and the collection of insurance proceeds so long as Mortgagee reasonably concurs with Mortgagor's actions with respect thereto and all reasonable and actual costs incurred by Mortgagee in connection with such cooperation and participation are promptly paid or reimbursed by Mortgagor upon the request of Mortgagee.

           (f) Effects of Foreclosure on Insurance Policies and Post-foreclosure Event Claims. Foreclosure of this Mortgage shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Property and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the Property at foreclosure, as their respective interests may appear, shall automatically accede to all of Mortgagor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the sheriff's deed or bill of sale to any such successful bidder mentions insurance.

          (g) Application of Insurance Proceeds Collected Before Foreclosure. In the event of loss or destruction of all or any portion of the Property, Mortgagor may, at its option, unless an Event of Default has occurred, either (i) cause Mortgagee to apply all such monies or any part thereof toward the payment of the Debt , whether the same be then due or not, such application to be made in such manner and order as Mortgagee shall elect, and any balance of insurance proceeds remaining after such application shall be delivered to Mortgagor or (ii) cause Mortgagee to disburse to Mortgagor, from an interest-bearing account maintained with Mortgagee, any insurance proceeds received to be used by Mortgagor solely for the repair, rebuilding and restoration (hereinafter collectively referred to as the "Restoration Work") of the Property; provided, however, that the obligation of Mortgagee to disburse to Mortgagor such insurance proceeds shall be and is hereby made subject to compliance by Mortgagor with the following terms, conditions and procedures (hereinafter collectively referred to as the "Disbursement Procedures"), to wit:

               (1) There shall have been submitted to Mortgagee, and Mortgagee shall have approved, which approval shall not be unreasonably withheld, the following:

                      (i)   Plans  and  Specifications  for   the
Restoration Work prepared by an architect reasonably satisfactory
to   Mortgagee  (hereinafter  referred  to  as  the  "Restoration
Architect");

                      (ii)   a   cost   breakdown  and   analysis
(hereinafter referred to as the "Estimated Cost") certified to Mortgagee by the Restoration Architect, stating that the Restoration Work can be completed in accordance with the above-mentioned Plans and Specifications at the price set forth in the "Restoration Contract" referred to herein;

                    (iii) a general construction contract (herein-after referred to as the "Restoration Contract") with a general
contractor   (hereinafter  referred  to   as   the   "Restoration
Contractor") acceptable to Mortgagee pursuant to which the Restoration Work will be performed;

                     (iv) reasonably satisfactory evidence of the compliance of the Restoration Work with all zoning ordinances, restrictive covenants and other use restrictions and of the availability of all governmental licenses and permits necessary for the performance of the Restoration Work;

                (2) The Estimated Cost of the Restoration Work must not exceed the proceeds of the insurance and other funds of Mortgagor that are available for application thereto;

                (3) After and subject to compliance with all of the foregoing, the amount held by Mortgagee and available for restoration shall be disbursed by Mortgagee to Mortgagor periodically (but not more frequently than monthly) as the Restoration Work progresses, as follows:

                      (i)   Mortgagee  shall  have  received   in
connection with each such requested disbursement a draw request from the Restoration Contractor certifying that all work completed to the date of such draw request has been performed in accordance with the Plans and Specifications as approved by Mortgagee in a good and workmanlike manner, which draw request shall have been approved by the Restoration Architect;

                      (ii)   Mortgagee  shall  have  received   a
certification from the Restoration Architect that the remaining amount of funds held by Mortgagee, including funds held pursuant to subparagraph 2 above, are sufficient to complete the Restoration Work in accordance with the Plans and Specifications as approved by Mortgagee;

                     (iii)  Mortgagee  shall have  also  received
evidence satisfactory to Mortgagee (including, without limitation, title certifications, lien waivers and affidavits) that all governmental licenses and permits necessary for the performance of the Restoration Work have been secured and the first-in-priority status of this Mortgage continues without addi tional exceptions and that no party claims or has a right to claim any lien by virtue of the Restoration Work theretofore completed (except such lien or claim as will be dissolved by payment of the requested disbursement);

                (4) Unless otherwise agreed to in writing by Mortgagee, each periodic disbursement shall be made subject to a retainage of ten percent (10%) of the amount requested, and the aggregate of the amount so retained shall be disbursed by Mortgagee to Mortgagor no earlier than thirty-one (31) days after the Restoration Work is completed in accordance with said Plans and Specifications (as evidenced by the certificate of the Restoration Architect), and Mortgagee shall have received evidence satisfactory to Mortgagee that all costs incurred in connection with the Restoration Work have been paid in full and that no party claims or has a right to claim any lien affecting the Property and arising out of the Restoration Work; and

                 (5) Upon termination or expiration of the moratorium period or any extension thereof as provided for in the Settlement Agreement, Mortgagee is hereby authorized to apply any amounts held by Mortgagee pursuant to any subparagraph of this
Section 4.1 against the outstanding Debt.

           (h) Application of Insurance Proceeds Collected After Foreclosure. Unless Mortgagee or Mortgagee's representative reserves at the foreclosure sale the right to collect any uncol lected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Mortgagee, shall have no interest in such proceeds and Mortgagee shall apply them, if and when collected, to the Debt in such order and manner as Mortgagee shall then elect and remit any remaining balance to Mortgagor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Mortgagee at the foreclosure sale and are not actually received by Mortgagee until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Mortgagor shall have no interest in them and shall receive no credit for them.

           (i) Mortgagee Not Obligated to Require, Provide or Evaluate Insurance. Mortgagee shall have no duty to Mortgagor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance.

           (j) Mortgagee May Elect to Insure Only its Own Interests. If Mortgagee elects at any time or for any reason to purchase insurance relating to the Property, it shall have no obligation to cause Mortgagor or anyone else to be named as an insured, to cause Mortgagor's or anyone else's interests to be insured or protected or to inform Mortgagor or anyone else that his or its interests are uninsured or underinsured.

           (k) Mortgagor Will Correct Defects, Provide Further Assurances and Papers. Upon Mortgagee's reasonable request, Mortgagor will promptly correct any defect which hereafter may be discovered in the text, execution or acknowledgment of the Notes, this Mortgage or any Credit Document or in the description of any of the Property, and will deliver such further assurances and execute such additional papers as in the opinion of Mortgagee or its legal counsel shall be necessary, proper or appropriate (1) to better convey and assign to Mortgagee all the Property intended or promised to be conveyed or assigned or (2) to properly evidence or give notice of the Debt or its intended or promised security.

           (l) Mortgagor Will Pay Taxes and Impositions and Furnish Receipts. Mortgagor agrees at its own cost and expense to pay and discharge all taxes, assessments, maintenance charges, permit fees, impact fees, development fees, capital recovery charges, utility reservation and standby fees and all other similar and dissimilar impositions of every kind and character ("Impositions") charged, levied, assessed or imposed against any interest in any of the Property, as they become payable and before they become delinquent; provided, however, that Mortgagor shall have the right to actively contest such Impositions in good faith if Mortgagor shall establish sufficient reserves to pay any such contested Impositions that are later determined to be properly owed by Mortgagor; and provided, further, that no attempts shall be made to foreclose any lien for such Impositions. Mortgagor agrees to furnish due proof of such payment to Mortgagee promptly after payment and before delinquency. Mortgagor also agrees to hereafter file all income, franchise and other tax returns within the time frames that they are required to be filed and pay all taxes shown thereon to be due, including interest and penalties, except for those taxes which are being diligently contested in good faith and for payment of which adequate reserves have been set aside by Mortgagor.

           (m) Mortgagor to Pay Monthly Tax and Insurance Deposits on Request. If and after Mortgagee requests it after the occurrence of an Event of Default, Mortgagor agrees to pay the monthly tax and insurance premium deposits required by
Article 8 and to provide Mortgagee any additional sums needed to pay the taxes and insurance premiums for the Property when due.

           (n) Mortgagor Will Maintain Property and Won't Remove Improvements. Mortgagor agrees to keep, preserve and maintain all elements of the Property in a good state of repair and condition and to keep all equipment and stores of supplies needed for its proper and full operation on the Property, well stocked and in good operating condition. Except for the demolition and construction of new Improvements reasonably necessary to construct and complete tenant finish improvements required under any Lease of all or any portion of the Mortgaged Property or to ready existing space for leasing, Mortgagor will not tear down, damage or attempt to remove, demolish or materially alter or enlarge any elements of the Property, without Mortgagee's prior written consent. Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien, assignments and security interests of this Mortgage, such Fixtures and Equipment as from time to time become worn out or obsolete, provided that either (a) simultaneously with or before such removal any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any title retention or security agreement or other encumbrance and from any reservation of title, and by such removal and replacement Mortgagor shall be deemed to have subjected such equipment to the lien, assignments and security interests of this Mortgage or (b) any net cash proceeds received from such disposition shall be paid over promptly to Mortgagee to be applied to the Debt in the order determined by Mortgagee in its sole discretion. Mortgagor shall not grant, join in or consent to any lien, security interest, easement, license, use or other charge or interest covering or affecting all or any part of the Property or initiate, join in and consent to the change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof without the prior written consent of Mortgagee.

           (o) Mortgagor Will Protect Property from Mechanic's Liens. Mortgagor agrees to promptly pay all bills for labor and materials incurred in connection with the Property and to prevent the fixing of any lien against any part of the Property, even if it is inferior to this Mortgage, for any such bill which may be legally due and payable; provided, however, that Mortgagor shall have the right to actively contest any such bills in good faith if Mortgagor shall provide a bond in form, substance and amount reasonably satisfactory to Mortgagee covering and affecting any lien for any such bills.

           (p) Mortgagee's Inspection and Discussion Rights. Mortgagor agrees, after the occurrence of an Event of Default, to permit Mortgagee and its agents, representatives and employees at all reasonable times during business hours to go upon, examine, inspect and remain on the Mortgaged Property, to assist and cooperate, and require Mortgagor's employees, agents and contractors to cooperate, with Mortgagee and to furnish to Mortgagee on request all pertinent information concerning the physical and economic condition, development and operation of the Mortgaged Property. Mortgagee may discuss the Mortgaged Property directly with any of Mortgagor's officers and managers.

           (q) Mortgagee May Grant Releases without Impairing Other Collateral or Rights. At all times, Mortgagee shall have the right to release any part of the Property or any other security from this Mortgage or any other security instrument or device without releasing any other part of the Property or any other security, without affecting Mortgagee's lien, assignment or security interest as to any property or rights not released and without affecting or impairing the liability of any maker, guarantor or surety on the Debt or other obligation.

            (r) Mortgagor Will Notify Mortgagee of Legal Proceedings and Defend Lien; Mortgagee May Act if Mortgagor Doesn't. Mortgagor will notify Mortgagee in writing promptly of the commencement of any legal proceedings affecting any part of the Property and will engage and pay legal counsel to answer and to defend and preserve Mortgagee's liens, rights and interests and their rank and priority. If Mortgagor fails or refuses to promptly begin or to diligently continue any such acts, then Mortgagee may elect to do so and may take such action on behalf of Mortgagor, in Mortgagor's name and at Mortgagor's expense.

          (s) Legal Compliance, Governmental Notices. Mortgagor will operate the Property and conduct any repairs and renovation of all or any portion of the Real Property in full compliance with all requirements of governmental and quasi-governmental authorities having jurisdiction over Mortgagor or the Property and will comply with and punctually perform all of the covenants, agreements and obligations imposed upon it or the Property.

           (t) Notice of Material Change. Immediately upon acquiring knowledge of any material adverse change in the assets, liabilities, financial condition, business, operations, affairs or circumstances of any Obligor, Mortgagor will notify Mortgagee in writing thereof, setting forth the nature of such change in reasonable detail. Mortgagor will take, and will cause to be taken, all such steps as are necessary or appropriate to remedy promptly any such change.

           (u) Notice of Default to Mortgagee. Immediately upon acquiring knowledge thereof, Mortgagor will notify Mortgagee by telephone (and confirm such notice in writing within two (2)
days) of the existence of any Event of Default, specifying the nature and duration thereof. In no event shall silence by Mortgagee be deemed a waiver of a Default or of an Event of Default.

           (v) Notice of Condemnation and Other Proceedings. Promptly upon obtaining written notice of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Mortgagor will notify Mortgagee in writing of the pendency of such proceedings. Mortgagor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Mortgagee, in the carrying on or defense of any such proceedings.

           (w) Notice of Name or Address Change. Mortgagor will not change Mortgagor's name or the location of its chief execu tive office without first notifying Mortgagee in writing of such change at least thirty (30) days before its effective date.

           (x) Manager. Mortgagor will, or will cause its managers to, do and perform any and all acts and things relating to the management, upkeep and operation of the Property as are customarily performed by managing agents and owners of properties comparable to the Property, similarly situated, and shall otherwise operate the Property, or cause the Property to be operated, in an efficient manner and in accordance with all legal requirements and the terms and conditions of this Mortgage and the other Credit Documents.

       Section 4.2 Mortgagor Agrees to Pay or Reimburse Mortgagee's Expenses. To the extent not prohibited by applicable law, Mortgagor will pay all reasonable and actual costs and expenses and reimburse Mortgagee for any and all reasonable and actual expenditures of every character incurred or expended from time to time, after the occurrence of an Event of Default hereunder, in connection with Mortgagee's realizing upon Mortgagee's security interest in and liens on the Property, and all reasonable and actual costs and expenses relating to Mortgagee's exercising any of its rights and remedies under this Mortgage or any Credit Document or at law, including all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, title review and abstract fees, litigation report fees, UCC search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, other fees and expenses incurred in connection with any complete or partial liquidation of the Property, and all fees and expenses for any professional services relating to the Property or any operations conducted in connection with it. Provided, that no right or option granted by Mortgagor to Mortgagee or otherwise arising pursuant to any provision of this Mortgage, the Notes or any Credit Document shall be deemed to impose or admit a duty on Mortgagee to supervise, monitor or control any aspect of the character or condition of the Property or any operations conducted in connection with it for the benefit of Mortgagor or any person or entity other than Mortgagee. Mortgagor agrees to indemnify, defend and hold Mortgagee, its shareholders, directors, officers, agents, attorneys, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from this Mortgage, the Settlement Agreement, any of the Notes, or any other Credit Document or any transaction or event contemplated therein (except that such indemnity shall not be paid to any Indemnified Party to the extent that such loss, etc. directly results from the gross negligence or willful misconduct of that Indemnified Party). Any amount to be paid under this Section by Mortgagor to Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee and shall bear interest from the date of expenditure until paid at the default rate provided in the Notes. This indemnity provision shall expressly survive the payment in full of the Debt and the release of the Property from this Mortgage.


                           ARTICLE 5
           MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

      To induce Mortgagee to extend financial accommodations, Mortgagor makes the warranties and representations set forth in this Article.

       Section 5.1 Organization. Mortgagor is (a) duly organized, validly existing and in good standing under the laws of the state of its organization and has full legal right, power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Mortgage and any other Credit Documents to which Mortgagor is a party, and (b) duly qualified to do business and in good standing in each jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable. Mortgagor's execution, delivery and performance of this Mortgage and any other Credit Documents to which Mortgagor is a party have been duly authorized by all necessary action under Mortgagor's organizational documents and otherwise.

      Section 5.2 Consents. Mortgagor's execution, delivery and performance of this Mortgage and any other Credit Documents to which Mortgagor is a party do not and will not require (i) any consent of any other person or entity or (ii) any consent, li cense, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

      Section 5.3 No Conflict. Neither execution or delivery of this Mortgage or any other Credit Document to which Mortgagor is a party, nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Mortgagor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Mortgagor is a party or bound.

      Section 5.4 Enforceability. Mortgagor has duly and validly executed, issued and delivered this Mortgage and any other Credit Documents to which Mortgagor is a party. This Mortgage and each other Credit Document to which Mortgagor is a party is in proper legal form for prompt enforcement and is Mortgagor's valid and legally binding obligation, enforceable in accordance with its terms.

       Section  5.5     Information  Accurate.   All  information
supplied to Mortgagee, concurrently with Mortgagor's execution of this Mortgage are and will be true, correct and complete in all material respects.

      Section 5.6 Taxes. Mortgagor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for taxes being diligently contested in good faith and for payment of which adequate reserves have been set aside.

      Section 5.7 Litigation. Except as Mortgagor or Obligor has previously disclosed to Mortgagee, there is no condemnation or other action, suit or proceeding pending--or, to the best of Mortgagor's knowledge, threatened--against or affecting the Property, at law or in equity, or before or by any governmental authority, which might result in any material adverse change in the condition or operation of the Property.

     Section 5.8 Mortgagor Solvent. Mortgagor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Mortgagor's knowledge--against Mortgagor. Mortgagor's liabilities and obligations under this Mortgage and any other Credit Documents to which Mortgagor is a party do not and will not render Mortgagor insolvent, cause Mortgagor's liabilities to exceed Mortgagor's assets or leave Mortgagor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

      Section 5.9 No False Representation. No representation or warranty contained in this Mortgage or any other Credit Document to which Mortgagor is a party and no statement contained in any certificate, schedule, list, financial statement or other papers furnished to Mortgagee by or on behalf of Mortgagor contains--or will contain--any untrue statement of material fact, or omits--or will omit--to state a material fact necessary to make the statements contained herein or therein not misleading.

      Section 5.10 Title. Mortgagor has good and indefeasible title to the Property, free and clear of any lien or security interest except only for liens and security interests which are either established or expressly permitted by this Mortgage or other Credit Documents. Except as otherwise expressly permitted by this Mortgage, the lien and security interest of this Mortgage will constitute valid and perfected first and prior liens and security interests on the Property, subject to no other liens, security interests or charges whatsoever. The Property is free from damage caused by fire or other casualty.

       Section 5.11 Legal Requirements. To the best of Mortgagor's knowledge, Mortgagor and the Property are in compliance with all applicable legal requirements and Mortgagor manages and operates (and will continue to manage and operate) the Property and its other businesses in accordance with good industry practices. Mortgagor has not received any notice that Mortgagor and the property are not in compliance with all applicable legal requirements.



                           ARTICLE 6
                     DEFAULTS AND REMEDIES

      Section 6.1 Release for Full Payment and Performance. Subject to the automatic reinstatement provisions of Section
10.15 below, this Mortgage shall terminate and be of no further force or effect (and shall be released on Mortgagor's written request and at Mortgagor's cost and expense) upon full payment of the Debt and complete performance of all of the obligations of the Obligors under the Settlement Agreement and the Credit Documents.

      Section  6.2     Events of Default.  The occurrence  of  an
Event of Default under the Settlement Agreement shall constitute an Event of Default (herein so called) under this Mortgage.

      Section  6.3     Remedies.     Upon the occurrence  of  any
Event of Default, and at any time thereafter:

          (a) Debt Due. All Debt in its entirety is immediately due and payable without presentment, demand, notice of intention to accelerate or notice of acceleration, or other notice of any kind, except as required by the Settlement Agreement, all of which are hereby expressly WAIVED, and the liens and security interests created or intended to be created hereby shall be subject to foreclosure, repossession and sale in any manner provided for herein or provided for by law, as Mortgagee may elect, and Mortgagee may exercise any and all of its rights under this Mortgage, the Settlement Agreement, the Notes and any of the other Credit Documents.

          (b) Legal Proceedings. Mortgagee shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Mortgagor contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Prop erty or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

           (c)   Foreclosure.  Mortgagee may cause the  Mortgaged
Property  to  be sold at a foreclosure sale pursuant  to  Chapter
846, Wis. Stats.

      Section 6.4 Application of Foreclosure Sale Proceeds. The proceeds of any sale of the Mortgaged Property, and any rents and other amounts collected by Mortgagee from Mortgagee's holding, leasing, operating or making any other use of the Mortgaged Property, shall be applied by Mortgagee (or by the receiver, if one is appointed) to the extent that funds are available therefrom in the following order of priority:

           (a) To Expenses and Senior Obligation Payments. First, to the payment of the reasonable and actual costs and expenses of taking possession of the Mortgaged Property and of holding, maintaining, using, leasing, repairing, equipping, manning, improving, marketing and selling it, including (i) trustees' and receivers' fees, (ii) court costs, (iii) attorneys' and accountants' fees, (iv) costs of advertisement and brokers' commissions and (v) payment of any and all Impositions, liens, security interests or other rights, titles or interests superior to the lien and security interest of this Mortgage, whether or not then due and including any prepayment penalties or fees and any accrued or required interest (except, in the case of foreclosure proceeds, those senior liens and security interests, if any, subject to which the Mortgaged Property was sold at such trustee's sale, and without in any way implying Mortgagee's consent to the creation or existence of any such prior liens).

           (b) To Other Obligations Owed to Mortgagee. Second, to the payment of all amounts, other than the principal balance and accrued but unpaid interest, which may be due to Mortgagee under the Notes, the Settlement Agreement or any other Credit Document, together with interest thereon as provided therein.

           (c) To Accrued Interest on the Debt. Third, to the payment of all accrued but unpaid interest due on the Debt.

           (d) To Debt Principal. Fourth, to the payment of the principal balance on the Debt and the principal owing under this Mortgage, the Settlement Agreement and any other Credit Document, irrespective of whether then matured, and if it is payable in installments and not matured, then to the installments in such order as Mortgagee shall elect.

          (e) To Junior Lienholders. Fifth, to the extent funds are available therefor out of the sale proceeds or any rents and, to the extent known by Mortgagee, to the payment of any debt or obligation secured by a subordinate mortgage on or security interest in the Mortgaged Property.

          (f) To Mortgagor. Sixth, to Mortgagor, its successors and assigns, or to whomsoever may be lawfully entitled to receive such proceeds.

       Section 6.5 Mortgagee May Require Abandonment and Recommencement of Sale. If Mortgagee should commence foreclosure proceedings, Mortgagee may at any time before the sale is completed abandon the sale, and may at any time or times thereafter again commence foreclosure; or, irrespective of whether foreclosure is commenced by the Mortgagee, Mortgagee may at any time after an Event of Default institute suit for collection of the Debt, foreclosure of this Mortgage or any other remedy or combination of remedies available to Mortgagee. If Mortgagee should institute suit for collection of the Debt and/or foreclosure of this Mortgage, Mortgagee may at any time before the entry of final judgment dismiss it and commence foreclosure proceedings in accordance with the provisions of this Mortgage.

      Section 6.6 Multiple Sales; Mortgage Continues in Effect. No judicial foreclosure shall extinguish the lien or exhaust the power of sale under this Mortgage except with respect to the items of property sold, nor shall it extinguish, terminate or impair Mortgagor's contractual obligations under this Mortgage, but such lien and power shall exist for so long as, and may be exercised in any manner by law or in this Mortgage provided as often as the circumstances require to give Mortgagee full relief under this Mortgage, and such contractual obligations shall continue in full force and effect until final termination of this Mortgage.

      Section 6.7 Mortgagee May Bid and Purchase. Mortgagee shall have the right to become the purchaser at any sale made under this Mortgage, being the highest bidder, and credit given upon all or any part of the Debt shall be the exact equivalent of cash paid for the purposes of this Mortgage.

      Section 6.8 Accelerated Redemption. Mortgagor agrees to the provisions of 846.103, Wis. Stats., and as the same may be amended or renumbered from time to time. If Mortgagee in an action to foreclose its Mortgage waives all right to a judgment for deficiency and consents to Mortgagor's remaining in possession of the Mortgaged Property, then the sale of the Mortgaged Property may be three (3) months from the date after a foreclosure judgment is entered. In any case, if the Mortgaged Property has been abandoned, then the sale of the Mortgaged Property may be two (2) months from the date judgment is entered.

      Section 6.9 Right to Receiver. Notwithstanding any other remedy available to Mortgagee, upon the occurrence of an Event of Default or at any time after commencement of foreclosure or any legal proceedings under this Mortgage, Mortgagee may, at Mortgagee's election, make application to a court of competent jurisdiction for appointment of a receiver of the Property, as a matter of strict right, without notice to Mortgagor, without bond and without regard to the adequacy of the value of the Property for the repayment of the Debt, and Mortgagor hereby irrevocably consents to such an appointment. Any receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to possess, rent, maintain, repair and operate the Property upon such terms and conditions as may be approved by the court, and shall apply the rents realized in the same manner and order as foreclosure proceeds in accordance with Section 6.4.

     Section 6.10 Tenants at Will. Mortgagor agrees for itself and its heirs, legal representatives, successors and assigns, that if any of them shall hold possession of the Property or any part thereof subsequent to foreclosure hereunder, Mortgagor, or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived.


                           ARTICLE 7
      MORTGAGEE'S RIGHT TO PERFORM MORTGAGOR'S OBLIGATIONS

      Section  7.1     Mortgagee May Elect to  Perform  Defaulted
Obligations. Except for Mortgagor's failure to maintain the insurance coverage required by the other provisions of this Mortgage, if Mortgagor should fail to comply with any of its other agreements, covenants or obligations under this Mortgage, the Settlement Agreement, any of the Notes, or any other Credit Document so as to cause such failure to constitute an Event of Default or a Default which is then continuing, then Mortgagee (in Mortgagor's name or in Mortgagee's own name) may perform them or cause them to be performed for Mortgagor's account and at Mortgagor's expense, but shall have no obligation to perform any of them or cause them to be performed. With respect to Mortgagor's failure to maintain the insurance coverage required hereby, however, Mortgagee itself may purchase or secure such insurance coverage for the Mortgaged Property prior to providing Mortgagor with any notice of and opportunity to cure or remedy such failure. Any and all expenses thus incurred or paid by Mortgagee under the provisions of this paragraph shall be Mortgagor's obligations to Mortgagee due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date
Mortgagee pays it until the date Mortgagor repays it to Mortgagee, at the same rate as is provided for in the Notes for interest on past due principal (the "Past Due Rate"). Upon making any such payment or incurring any such expense, Mortgagee shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Mortgagor to Mortgagee pursuant to this or any other provision of this Mortgage shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Mortgagee or any of Mortgagee's officers or agents acting under this Mortgage. Without notice to Mortgagor or any other person or entity, the Past Due Rate shall automatically fluctuate upward and downward as and in any amount by which the maximum nonusurious rate of interest permitted by such applicable law and the rate of interest as provided for in the Notes, respectively.

      Section 7.2 Exercise of Rights is not Waiver or Cure of Default. The exercise of the privileges granted to Mortgagee in this Article shall in no event be considered or constitute a cure of the default or a waiver of Mortgagee's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Mortgage, the Notes and the Credit Documents and of all rights given Mortgagee by law.


                           ARTICLE 8
                   TAX AND INSURANCE DEPOSITS

     In addition to the Debt payments, if an Event of Default has occurred, Mortgagor agrees that upon the written request of Mortgagee, Mortgagor will thereafter deposit with Mortgagee each month an amount equal to one-twelfth (1/12) of the aggregate of
(i) the next succeeding premiums (or payments in respect of them, if premiums are financed) on all insurance policies which Mortgagor is required by or pursuant to this Mortgage to maintain on the Property, and (ii) the amount of the next succeeding annual tax payments, assessment installments, maintenance charges and other Impositions to become due and payable with respect to the Property, as reasonably estimated by Mortgagee, plus, with the first of such monthly deposits, an additional month's share (a twelfth) of such premiums and taxes for each month less than twelve remaining before the next payment thereof falls due. At least fifteen (15) days before the date on which any such insurance premium (or payment in respect of it, if premiums are financed) or any of the Impositions must be paid to avoid delinquency, promptly after Mortgagee's request, Mortgagor agrees to deliver to Mortgagee a statement or statements showing the amount of the premium (or payment in respect of it, if premiums are financed) or Impositions required to be paid and the name and mailing address of the concern or authority to which it is payable and, at the same time, Mortgagor agrees to deposit with Mortgagee such amounts as will, when added to the amount of such deposits previously made and then remaining available for the purpose, be sufficient to pay such insurance obligations or Impositions prior to delinquency, but only if sufficient funds have been deposited with Mortgagee by Mortgagor for the payment of such amounts and Mortgagee has been timely furnished with the requisite statements of the amounts required to be paid and the names and addresses of the concerns or authorities to which such amounts are payable. Mortgagee hereby agrees to apply such deposits in payment of such insurance obligations and Impositions prior to delinquency, but only if sufficient funds have been deposited with Mortgagee by Mortgagor for the payment of such amounts and Mortgagee has been timely furnished with the requisite statements of the amounts required to be paid and the names and addresses of the concerns or authorities to which such amounts are payable. Mortgagee shall in no way be obligated to pay any interest to Mortgagor on such deposits, and upon the occurrence of an Event of Default which is then continuing, Mortgagee is hereby irrevocably authorized to apply any and all amounts so deposited with Mortgagee against the amounts due under the Debt (with such order of application to be at Mortgagee's discretion) without any further notice to or consent from Mortgagor or any other person or entity. Additionally, Mortgagor hereby irrevocably grants to Mortgagee a security interest and assigns to Mortgagee all such funds so deposited with Mortgagee as additional security for payment of the Debt and all other amounts now or hereafter outstanding under any of the Credit Documents.

                           ARTICLE 9
                      ASSIGNMENT OF RENTS

      Section 9.1 Assignment of Rents, Revenues, Income and Profits. Mortgagor hereby assigns and transfers to Mortgagee all rents (severed or unsevered), revenues, income, profits and proceeds of the foregoing ("Rental") payable under each Lease (hereinafter defined) now or at any time hereinafter existing, such assignment being upon the terms set forth in Section 9.2 below. The term "Lease" or "Leases" means any oral or written agreement, now existing or made later, between Mortgagor and another person or entity to use or occupy all or any portion of the Property, together with any guaranties or security for the obligations of any tenant, lessee, sublessee or other person or entity having the right to occupy, use or manage any part of the Property under a Lease. Each time Mortgagor enters into a Lease, such Lease shall automatically become subject to this Article without further action.

      Section 9.2 Terms of Assignment. The transfer of Rental to Mortgagee shall be upon the following terms: (a) until the occurrence of an Event of Default, Mortgagor shall have the right to collect Rental and each tenant may pay Rental directly to Mortgagor; but after an Event of Default, Mortgagor may not collect Rental and to the extent Mortgagor receives any Rent thereafter accruing or paid, Mortgagor covenants to hold all such Rental in trust for the use and benefit of Mortgagee; (b) upon receipt from Mortgagee of notice that an Event of Default exists, each tenant is hereby authorized and directed to pay directly to Mortgagee all Rental thereafter accruing or payable and receipt of Rental by Mortgagee shall be a release of such tenant to the extent of all amounts so paid; (c) Rental so received by Mortgagee shall be applied by Mortgagee, first to the expenses, if any, of collection and then in accordance with Section 6.4 hereof; (d) without impairing its rights hereunder, Mortgagee may, at its option, at any time and from time to time, release to Mortgagor Rental so received by Mortgagee, or any part thereof;
(e) Mortgagee shall not be liable for its failure to collect or its failure to exercise diligence in the collection of Rental, but shall be accountable only for Rental that it shall actually receive; and (f) the assignment contained in this Article shall terminate upon the release of this Mortgage, but no tenant shall be required to take notice of termination until a copy of such release shall have been delivered to such tenant. Prior to the occurrence of an Event of Default, the Rental shall be used to pay expenses associated with owning and operating the Property and to pay the Debt before being used for any other purpose. It shall never be necessary for Mortgagee to institute legal proceedings of any kind whatsoever to enforce the provisions of this Article. Notwithstanding anything to the contrary in this document, it is agreed that any Rental will not constitute a payment by the Mortgagor to Mortgagee of any portion of the Debt (and hence will not be credited to the Debt) until the Rental is actually paid to the Mortgagee and received and retained by the Mortgagee and then, in such event, the Rental so received shall be applied in accordance with Section 9.2(c). Notwithstanding anything to the contrary in this document, this Article shall not make Mortgagee an owner or operator of the Property for the purposes of environmental liability and this Article shall not make Mortgagee a partner of Mortgagor. Further, this Article shall be effective and perfected upon recordation of this document.

      Section 9.3 Remedies. Notwithstanding any other remedy available to Mortgagee, should an Event of Default occur, Mortgagor agrees to deliver to Mortgagee possession and control of all Rental held by Mortgagor in trust for the benefit of Mortgagee, provided, however, that Mortgagor may apply a portion of such Rental to no more than one month's normal and actual operating costs of the Property. Mortgagor specifically agrees that Mortgagee may upon the occurrence of any Event of Default or at any time thereafter, personally or through an agent selected by Mortgagee, take possession and control of all or any part of the Property and may receive and collect all Rental theretofore accrued and all thereafter accruing therefrom until the final termination of this Mortgage or until the foreclosure of the lien of this Mortgage, applying so much thereof as may be collected before judicial foreclosure of this Mortgage first to the expenses of Mortgagee incurred in obtaining the Rental and then applying the Rental so received in accordance with the provisions of Section 6.4 hereof. Any such action by Mortgagee shall not operate as a waiver of the Event of Default in question, or as an affirmance of any Lease or of the rights of any tenant in the event title to that part of the Property covered by the Lease or held by the tenant should be acquired by Mortgagee or other purchaser at foreclosure sale. Mortgagee may use against Mortgagor or any other person such lawful or peaceable means as the person acting may see fit to enforce the collection of any such Rental or to secure possession of the
Property, or any part of it and may settle or compromise on any terms as Mortgagee sees fit, the liability of any person or persons for any such Rental. In particular, Mortgagee may institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, and may settle, compromise or abandon any such actions as Mortgagee may see fit; and Mortgagor binds itself and its successors and assigns to take whatever lawful or peaceable steps Mortgagee may ask of it or any such person or concern so claiming to take for such purposes, including the institution and prosecution of actions of the character above stated. However, Mortgagee, shall not be obligated to collect any such Rental or be liable or chargeable for failure to do so. Upon any sale of the Property or any part thereof in foreclosure of the lien or security inter est created by this Mortgage, such Rental so sold which thereafter accrues shall be deemed included in such sale and shall pass to the purchaser free and clear of the assignment made in this Article. Nothing in this Section is intended to require the Mortgagee to institute any legal proceedings or engage in any self help remedies in order to make the absolute assignment of the Rental to Mortgagee operative.

      Section 9.4 Mortgagee in Possession; No Liability of Mortgagee. Mortgagee's acceptance of this assignment shall not, before entry upon and taking possession of the Property by
Mortgagee, be deemed to constitute Mortgagee a "mortgagee in possession," nor obligate Mortgagee to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation under the Leases including the obligation to return any deposit delivered to Mortgagor by any tenant. Mortgagee shall not be liable for any injury or damage to person or property in or about the Property, except injury or damage resulting from Mortgagee's gross negligence or willful misconduct. Neither the collection of Rental due under the Leases herein described nor possession of the Property by Mortgagee shall render Mortgagee liable with respect to any obligations of Mortgagor under any of the Leases.

       Section   9.5     Additional  Covenants,  Warranties   and
Representations   Concerning  Leases   and   Rental.    Mortgagor
covenants, warrants and represents that:

           (a) Neither Mortgagor nor any previous owner has entered into any prior oral or written assignment, pledge or reservation of the Rental, entered into any prior assignment or pledge of Mortgagor's landlord interests in any Lease or performed any act or executed any other instruments which might prevent or limit Mortgagee from operating under the terms and conditions of this Article;

           (b) Mortgagor has good title to the Leases and Rental hereby assigned and the authority to assign same, and no other person or entity has any right, title or interest in and to the landlord's interests therein;

          (c) Mortgagor shall (i) perform all material terms and conditions of the Leases, (ii) upon Mortgagee's request, execute an additional assignment to Mortgagee of all Leases then affecting the Property and all Rental and other sums due thereunder by assignment(s) in form and substance satisfactory to Mortgagee and (iii) at the request of Mortgagee, record such Leases and the assignment(s) thereof to Mortgagee;

           (d) Mortgagor shall enforce the tenants' obligations under the Leases in the ordinary course of Mortgagor's business;

           (e) Mortgagor shall neither create nor permit any encumbrance upon its interest as landlord under the Leases, except for this Mortgage and any other encumbrances permitted by this Mortgage;

           (f) Mortgagor shall not encumber or assign, or permit the encumbrance or assignment of, any Leases or Rental without the prior written consent of Mortgagee;

          (g) Mortgagor shall not outside the ordinary course of business waive or release any material obligation of any tenant under the Leases without Mortgagee's prior written consent;

           (h) Each Lease executed after the date hereof shall contain a provision effectively subordinating such Lease to this Mortgage;

           (i) After the occurrence of an Event of Default, Mortgagor shall from time to time furnish to Mortgagee, within thirty (30) days after demand therefor, true, correct and complete copies of all Leases or any portion of the Leases specified by Mortgagee; and

           (j) Mortgagor shall not in any event collect any Rental more than one (1) month in advance of the time it will be earned (and if Mortgagor does so, in addition to any other rights or remedies available by reason of such Event of Default, all Rental so collected more than one (1) month in advance of the time it is earned shall be delivered to Mortgagee to be applied to the Debt).

      Section 9.6 Merger. There shall be no merger of the leasehold estates created by the Leases with the fee or any other estate in the Property without the prior written consent of Mortgagee.

      Section 9.7 Reassignment. By Mortgagee's acceptance of this Mortgage it is understood and agreed that a full and complete satisfaction of this Mortgage shall operate as a full and complete reassignment to Mortgagor of the Mortgagee's rights and interests assigned to Mortgagee under this Article (subject to the automatic reinstatement provisions of Section 10.15 below).

      Section 9.8 Subordination of Mortgage to Leases. It is agreed and understood that Mortgagee hereby reserves the right and shall have the right, at any time and from time to time, without the consent or joinder of any other party, to subordinate this Mortgage and the liens, assignments and security interests created by this Mortgage to all or any of the Leases regardless of the respective priority of any of such Leases and this
Mortgage. Upon doing so and filing evidence of such subordination in the real property records in the county or counties where the Real Property is located, a foreclosure of Mortgagee's liens, assignments and security interests under this Mortgage shall be subject to and shall not operate to extinguish any of said Leases as to which such subordination is operative.


                           ARTICLE 10
              GENERAL AND MISCELLANEOUS PROVISIONS

      Section 10.1 Debt May be Changed without Affecting this Mortgage. Any of the Debt may be extended, rearranged, renewed, increased or otherwise changed in any way, and any part of the security described in this Mortgage or any other security for any part of the Debt may be waived or released without in anyway altering or diminishing the force, effect or lien of this Mortgage, and the lien, assignment and security interest granted by this Mortgage shall continue as a prior lien, assignment and security interest on all of the Property not expressly so released, until the final termination of this Mortgage.

      Section 10.2 Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Credit Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Mortgage which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable state or federal laws, whichever permit the higher rate. In this connection, Mortgagor and Mortgagee stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Mortgage shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Mortgagor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Mortgagee shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Mortgagor and Mortgagee.

      Section 10.3 Subrogation to Liens Discharged. Mortgagor hereby agrees that Mortgagee shall be subrogated to all rights, titles, interests, liens, benefits, remedies, equities, superior title and security interests (the "Subrogated Liens") owned, claimed or held as security for any debt or other obligation (the "Discharged Obligations") directly or indirectly satisfied, discharged or paid with money or other property advanced by Mortgagee. Irrespective of any formal or informal acknowledgment of partial or complete satisfaction or release of the Discharged Obligations, the Subrogated Liens shall be continued, renewed, extended, brought forward and rearranged as security for the Debt in addition to and cumulative of the lien and security interest of this Mortgage. Foreclosure under this Mortgage shall constitute foreclosure of the Subrogated Liens.

      Section 10.4 Due on Sale. Mortgagor agrees that if, without Mortgagee's prior written consent (except as otherwise provided herein or in the Settlement Agreement), (a) any part of the Property should be directly or indirectly transferred, conveyed or mortgaged, voluntarily or involuntarily, absolutely or as security, or (b) Mortgagor should enter into any contractual arrangement to transfer, convey or mortgage any part of the Property or any interest either in the Property, the moratorium provided in Article VI of the Settlement Agreement shall immediately terminate without notice to Obligors. Mortgagee is under no obligation to consent to the transfer or encumbrance of the Property except on the terms provided in the Settlement Agreement irrespective of whether or not the transfer, conveyance or mortgage would or might (i) diminish the value of any security for the Debt, or (ii) increase the likelihood of Mortgagee's having to resort to any security for the Debt after default. If Mortgagee's consent to a proposed mortgaging is requested, Mortgagee shall have the right (in addition to its absolute right to refuse to consent to any such transaction) to condition its consent upon satisfaction of any one or more of the following requirements: (1) that the interest rate(s) on all or any part of the Debt be increased to a rate which is then acceptable to Mortgagee; (2) that a principal amount deemed appropriate by Mortgagee be paid against the Debt to reduce to a level which is then acceptable to Mortgagee the ratio that the outstanding balance of the Debt bears to the value of the Property as determined by Mortgagee; (3) that the liability to Mortgagee of Mortgagor and all makers and guarantors of all or any part of the Debt will be confirmed by them in writing to be unaffected and unimpaired by such mortgaging; and (4) that any proposed junior mortgagee expressly subordinate to all liens and security interests securing the Debt as to both lien and payment right priority and consent to the proposed transaction in a writing addressed to Mortgagee.

     Section 10.5 Condemnation. If before final termination of this Mortgage all or a portion of the Property is taken for public or quasi-public purposes, either through eminent domain or condemnation proceedings, by voluntary conveyance under threat of condemnation with Mortgagee's express written consent and joinder or otherwise, Mortgagor hereby agrees that any and all sums of money awarded or allowed as damages, payments in lieu of condemnation awards or otherwise to or for the account of the owner of the Property or any portion of it on account of such taking shall be paid and delivered to Mortgagee, and they are hereby assigned to Mortgagee, and shall be paid directly to Mortgagee. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be applied, first, to reimburse Mortgagee for all costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds and, second, the remainder of said proceeds shall be applied, at the reasonable discretion of Mortgagee, to the payment of the Debt in the order determined by Mortgagee in its sole discretion, or paid out to repair or restore the Property so affected by such condemnation, injury or damage in the same manner as provided in
Section 4.1(g) above. Mortgagor agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Mortgagee may request. Mortgagee is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. Mortgagee shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

      Section   10.6   Notices.   Unless  otherwise  required  by
applicable law, any notice satisfying the notice requirements set forth in the Settlement Agreement shall be satisfactory under this Mortgage.

       Section 10.7 Mortgagee and Mortgagor. The term "Mortgagee" as used in this Mortgage shall mean and include the holder or holders of the Debt from time to time, and upon acquisition of the Debt by any holder or holders other than the named Mortgagee, effective as of the time of such acquisition, the term "Mortgagee" shall mean all of the then holders of the Debt, to the exclusion of all prior holders not then retaining or reserving an interest in the Debt from time to time, whether such holder acquires the Debt through succession to or assignment from a prior Mortgagee. The term "Mortgagor, its successors and assigns" shall also include the heirs and legal representatives of each Mortgagor who is a natural person and the receivers, conservators, custodians and trustees of each Mortgagor. In general, Mortgagor may not assign or delegate any of its rights, interests or obligations under this Mortgage, the Notes, the Settlement Agreement or any Credit Document without Mortgagee's express prior written consent, and any attempted assignment or delegation without it shall be void or voidable at Mortgagee's election; provided, however, that Mortgagor may delegate its obligations under this Mortgage and any other Credit Documents regarding the management, maintenance and leasing of the Mortgaged Property, as well as the construction of tenant finish and "cosmetic-type" capital improvements to the Mortgaged Property, to reputable agents or independent contractors without the prior written consent of Mortgagee, but in any and all such events, Mortgagor shall remain fully obligated to Mortgagee in accordance with the provisions of this Mortgage and all other Credit Documents for the complete and full compliance with and performance of all such obligations.

      Section 10.8 Article, Section and Exhibit References, Numbers and Headings. References in this Mortgage to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits in and to this Mortgage unless otherwise specified. The Article and Section numbers, Exhibit designations and headings used in this Mortgage are included for convenience of reference only and shall not be considered in interpreting, applying or enforcing this Mortgage.

      Section 10.9 Exhibits Incorporated. All exhibits, annexes, appendices and schedules referred to any place in the text of this Mortgage are hereby incorporated into it at that place in the text, to the same effect as if set out there verbatim.

      Section 10.10 "Including" is not Limiting. Wherever the term "including" or a similar term is used in this Mortgage, it shall be read as if it were written, "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

      Section 10.11 Gender. The masculine and neuter pronouns used in this Mortgage each includes the masculine, feminine and neuter genders.

      Section 10.12 Severability. If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and this Mortgage shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Mortgage is subject to the overriding and controlling rule that it shall be effective only if and to the extent that
(a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Mortgagee for having bargained for and obtained it.

     Section 10.13 Any Unsecured Debt is Deemed Paid First. If any part of the Debt cannot lawfully be secured by this Mortgage or if the lien, assignments and security interest of this Mortgage cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Mortgagee, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

      Section 10.14 Noun, Pronoun and Verb Numbers. When this Mortgage is executed by more than one person, corporation, partnership, joint venture, trust or other legal entity, it shall be construed as though "Mortgagor" were written "Mortgagors" and as though the pronouns and verbs in their number were changed to correspond, and in such case, (a) each of Mortgagors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Mortgage upon the "Mortgagor", (b) a release of one or more persons, corporations or other legal entities comprising "Mortgagor" shall not in any way be deemed a release of any other person, corporation or other legal entity comprising "Mortgagor" and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising "Mortgagor" without limiting any liability of or impairing Mortgagee's right to proceed against any other person, corporation or other legal entity comprising "Mortgagor".

      Section 10.15 Reinstatement of Mortgage. Mortgagor agrees that, if at any time all or any part of any payment previously applied by Mortgagee to the Debt is or must be returned by Mortgagee--or recovered from Mortgagee--for any reason (including the order of any bankruptcy court)), this Mortgage shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, Mortgagor hereby agrees to indemnify Mortgagee against, and to save and hold Mortgagee harmless from any required return by Mortgagee--or recovery from Mortgagee--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

     Section 10.16 Amendments in Writing. This Mortgage shall not be changed orally but shall be changed only by agreement in writing signed by Mortgagor and Mortgagee. Any waiver or consent with respect to this Mortgage shall be effective only in the specific instance and for the specific purpose for which given, in writing signed by the party to be charged. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Mortgage.

      Section 10.17 Entire Agreement. This Mortgage embodies the entire agreement and understanding between Mortgagor and Mortgagee with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Mortgagor acknowledges and agrees that there is no oral agreement between Mortgagor and Mortgagee which has not been incorporated in this Mortgage.

      Section 10.18 Release Payment. Prior to the occurrence of an Event of Default, Mortgagor shall be entitled to obtain a release of the Property from the lien and security interest of this instrument upon and subject to the terms of the Settlement Agreement. In addition, Section 10.4 of this Mortgage shall not apply to any transaction which specifically provides for payment of the applicable release price provided for in the Settlement Agreement.

      Section 10.19. Applicable Law. This Mortgage shall be governed by, construed under and interpreted in accordance with the internal laws (as opposed to choice of law provisions) of Wisconsin.


                           ARTICLE 11
                     ENVIRONMENTAL MATTERS

      Section 11.1 Full Compliance. Mortgagor will comply with all federal, state and local environmental or ecological protection laws, acts, restrictions, rules, regulations and orders applicable to or affecting the Mortgaged Property. Without limiting any other rights and remedies of Mortgagee, in the event that there shall be filed a lien against the Mortgaged Property by any governmental or quasi-governmental entity with respect to any violation of environmental or ecological protection laws, acts, ordinances, restrictions, rules, regulations or orders attributable to events or circumstances occurring after the date hereof, then Mortgagor agrees to either cause said lien to be removed from the Mortgaged Property or provide a bond satisfactory to Mortgagee insuring Mortgagee a continued first lien priority status against the Mortgaged Property within sixty (60) days from the date that the lien is placed against the Mortgaged Property or within such shorter period of time as the circumstances shall permit (but in all events at least five (5) days prior to any sale of the Mortgaged Property to satisfy said lien) in the event that the holder of such lien takes steps to cause the Mortgaged Property to be sold pursuant to said lien.

      Section 11.2 Representations and Warranties. Mortgagor represents and warrants to Mortgagee to the best knowledge of Mortgagor, as follows: (a) the Mortgaged Property and the operations conducted thereon do not violate any order of any court or governmental authority or Environmental Laws (as hereinafter defined); (b) without limitation of clause (a) above, the Mortgaged Property and the operations currently conducted thereon, are not in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental authority or to any remedial obligations under Environmental Laws; (c) all notices, permits, licenses or similar items in connection with the operation or use of the Mortgaged Property have been duly obtained or filed; (d) all hazardous substances or solid wastes generated at the Mortgaged Property have, to the best knowledge of Mortgagor, in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA (as hereinafter defined) and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits; (e) Mortgagor has no knowledge that there has been a release of any hazardous substances on or to the Mortgaged Property, in violation of Environmental Laws; and (f) Mortgagor has no material contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment.

      Section 11.3 Non-Storage and Disposal. Mortgagor shall not cause, knowingly permit or knowingly suffer any Hazardous Material (as hereinafter defined) to be brought upon, treated, stored, disposed of, discharged, released, produced or used upon, about or beneath the Mortgaged Property by Mortgagor, its agents, employees, lessees, contractors, invitees or any other person in violation of Environmental Laws; provided, however, that Mortgagor (or any of Mortgagor's tenants which have been approved by Mortgagee) shall be entitled to store and utilize Hazardous Materials upon the Mortgaged Property in connection with such person's or entity's normal and ordinary operations so long as such storage and use fully complies with all Environmental Laws at all times.

     Section 11.4 Indemnity. Mortgagor shall indemnify, defend and hold all Mortgagee Indemnitees (as defined below) harmless from and against any and all (i) liabilities, losses, claims, damages, costs, penalties, funds and judgments resulting from violation by Mortgagor of any Environmental Laws with respect to the ownership and operation of the Mortgaged Property, and (ii) all other liabilities, losses, claims, damages, costs, penalties, fines, judgements, attorneys' fees, consultants' fees and expert's fees incurred or suffered by Mortgagee by reason of, resulting from, in connection with or arising in any manner whatsoever from a breach by Mortgagor of any representation, warranty or covenant contained in this Article 11. This indemnity provision shall expressly survive the payment in full of the Debt and the release of the Property from this Mortgage. As used in this paragraph, "Mortgagee Indemnitees" shall mean Mortgagee, any subsequent holder or owner of the Notes or any interest in any of them, any affiliate, successor, assign or subsidiary of Mortgagee and each of their shareholders, directors, officers, employees, counsel, agents, attorneys and contractors, as well as their respective heirs and legal representatives.

     Section 11.5 Definitions. As used in this Article 11, (a) the term "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, orders or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which Mortgagor is conducting or at any time have conducted business or where the Mortgaged Property or where any Hazardous Materials generated by or disposed of by Mortgagor, if any, are located, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, the Occupational Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other federal, state or local environmental conservation or protection laws, regulations, ordinances, codes or rules and (b) the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including but not limited to, those substances, materials and waste listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or listed by the Environmental Protection Agency as hazardous substances under or pursuant to 40 C.F.R. Part 302, or such substances, materials and wastes which are or become regulated under any Environmental Law.

     Section 11.6 The obligations of and liability of Mortgagor under this Article 11 shall not be personally binding upon nor shall there be any resort for enforcement thereof to the private property of Mortgagor's trust managers, shareholders, officers, employees or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.


     EXECUTED effective as of May 22, 1996.

                         AMERICAN INDUSTRIAL PROPERTIES REIT,
                         a Texas real estate investment trust



                         By:
                         Name:
                         Title:
                                                      "Mortgagor"

Exhibit A - Description of the Real Property
Exhibit B - Permitted Encumbrances


THE STATE OF ______________

COUNTY OF ________________

     This instrument was acknowledged on the ____ day of _______________, 1996, by ______________________,
_________________ of AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust, on behalf of said real estate investment trust.




                         Notary Public in and for
                         the State of
                         Printed Name:
                         My Commission expires:


Drafted By And After Recording Should Be Returned To:

Attorney Phil F. Snow
Ware, Snow, Fogel, Jackson & Greene
Texaco Heritage Plaza
49th Floor, 1111 Bagby
Houston, Texas  77002